UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – November 15, 2005

US Oncology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-26190	84-1213501
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

Effective November 15, 2005, US Oncology, Inc., entered into an amendment to its senior secured term loan facility to decrease the margin over LIBOR used to calculate the interest payable thereunder. A copy of the amendment is filed as an Exhibit to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

10.1	Amendment No. 2 dated as of November 15, 2005, to the Credit Agreement Dated as of August 20, 2004, as Amended as of March 17, 2005, among US Oncology Holdings, Inc., a Delaware corporation , US Oncology, Inc., a Delaware Corporation , the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, Wachovia Bank, National Association, as Syndication Agent, and Citicorp North America, Inc., as Documentation Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2005

US ONCOLOGY, INC.

By:	/s/ Phillip H. Watts
Name: Phillip H. Watts
Title: Vice President - General Counsel